Report of Directors Corporate Governance	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2019
Report Of Directors Corporate Governance [Abstract]
Disclosure of audited information included in report of directors corporate governance
Determining executive Directors’ incentive outcomes
(Audited)
The maximum 2021 annual incentive opportunity for our two executive Directors, Noel Quinn and Ewen Stevenson, was set at 215% of salary.
In order for any annual incentive award to be made, each executive Director must achieve a minimum values-aligned behaviour rating. For 2021, both executive Directors met this requirement.
The level of award is determined by applying the outcome of their annual incentive scorecard to the maximum opportunity. The scorecard measures, weighting and targets were determined at the start of the financial year taking into account the Group's plan for 2021 and the Group's strategic priorities and commitments.
The financial targets were set at the start of the financial year when there was significant uncertainty and challenging circumstances, including the emergence of new Covid-19 variants and ongoing low interest rates. For strategic measures, the performance assessment involved considering performance against targets set in line with our commitments, such as employee diversity, survey results for employee experience and customer satisfaction measures, as well as an assessment of the progress made and momentum generated to achieve our strategic priorities.
The Group's financial performance improved in 2021. In particular, the Committee noted:
•reported profit before tax was $18.9bn, which represented an increase of 115% compared with 2020 and an increase of 42% compared with 2019;
•strong cost controls were demonstrated, despite inflationary pressures and continued investment in technology, with adjusted costs at $32.15bn;
•RoTE was 8.3%; and
•there was a more positive shareholder experience, including share price performance and shareholder returns through dividends and capital returns.
As set out in the scorecard assessment table below, while cost performance was towards the lower end of the target range, it was broadly in line with the Group’s revised adjusted cost guidance of $32bn, reflecting increases in technology investment and inflationary pressures. Adjusted revenue in Asia was down, due mainly to the impact of interest rate cuts. However, wealth and trade revenues grew, while loans and advances increased by $33bn for the year, indicating that demand remains high. We made strong progress towards our core objective of reducing RWAs in low-return franchises, achieving $104bn by the end of 2021 and more than 95% of our cumulative target for the end of 2022. We also made good progress on strategic measures, by improving customer satisfaction, maintaining the high level of employee engagement from 2020 and exceeding our gender representation target in senior leadership roles.
Overall, this level of performance resulted in a payout of 57.30% of the maximum for Noel Quinn and 60.43% for Ewen Stevenson.
The annual incentive scorecard is subject to a risk and compliance modifier, which provides the Committee with the discretion to adjust down the overall scorecard outcome, taking into account information such as any risk metrics being outside of tolerance for a significant period of time and any risk management failures that have resulted in significant customer detriment, reputational damage and/or regulatory censure. Taking into account the Group's performance against the risk metrics, inputs from the Group Risk Committee and overall performance of the executive Directors, the Committee determined that the application of the risk modifier was not required for 2021.
The Committee also reviewed these outcomes in the context of a number of internal and external considerations to determine whether it should exercise its discretion to reduce the formulaic outcome. The Committee determined that the 2021 formulaic outcome appropriately rewards the executive Directors for their performance within the context of Group's financial performance and overall stakeholder experience.

Annual incentive assessment
				Noel Quinn			Ewen Stevenson
	Minimum (25% payout)	Maximum (100% payout)	Performance	Weighting (%)	Assessment (%)	Outcome (%)	Weighting (%)	Assessment (%)	Outcome (%)
Adjusted cost ($bn)	32.27	31.47	32.15	20.00	36.25	7.25	20.00	36.25	7.25
Revenue growth in Asia (%)	0.44%	0.89%	-5.96%	20.00	—	—	15.00	—	—
RWA reduction in legacy assets/low-return areas ($bn)[1]	38.35	42.40	43.00	20.00	100.00	20.00	15.00	100.00	15.00
Customer satisfaction	See following section for non-financial performance commentary			15.00	67.00	10.05	15.00	67.00	10.05
Employee experience				15.00	75.00	11.25	15.00	75.00	11.25
Personal objectives				10.00	87.50	8.75	20.00	84.40	16.88
Total				100.00		57.30	100.00		60.43
Maximum annual incentive opportunity (£000)						£2,776			£1,619
Annual incentive outcome (£000)						£1,590			£978
1    As set out in our February 2020 business update, one of our objectives has been to reduce RWAs in low-return franchises and redeploy capital in areas of faster growth and higher returns, with a target of achieving a $100bn reduction in RWAs by the end of 2022. This target was subsequently amended during 2021, following a change to the methodology of capturing RWA saves. Following this amendment in methodology, the Committee adjusted the original target range of $28.35bn to $32.4bn and increased it to $38.35bn to $42.40bn.
Non-financial performance

Shared objectives for Noel Quinn and Ewen Stevenson
Objectives	Weighting	Assessment	Performance
Customer satisfaction Maintain and improve net promoter score ('NPS') in the UK and Hong Kong	15%	67%
•In Wealth and Personal Banking, our NPS ranking in Hong Kong remained in third place, and in the UK our NPS increased and our overall rank improved by one place (assessed at 65%).
•In Commercial Banking, our overall NPS ranking was fourth in Hong Kong, and we ranked in the top three among our large corporate customers. In the UK, overall we declined one rank position in 2021. We continued to have a top placed NPS ranking for mid-market enterprises, and we maintained our NPS ranks for large corporates and small business banking clients, while our ranking fell for business banking customers (assessed at 57%).
•For Global Banking and Markets, we improved our overall NPS ranking in Asia from third to first place, and our rank improved by one place in Europe among priority clients (assessed at 80%).

Employee experience Improve engagement, diversity and inclusion	15%	75%
Employee engagement (assessed at 100%)
•We met our stretch target to sustain last year’s historically strong employee engagement score of 72%. The result is four points above the global financial services benchmark and five points above 2019 levels.
•The index comprises three areas: willingness to recommend HSBC as a great place to work, feeling proud to work for HSBC, and feeling valued by HSBC.
•Commentary from our survey suggests that focus on employee well-being, flexible work arrangements and our response to the Covid-19 pandemic have had a strong positive impact on employee engagement.
Gender representation in leadership roles (assessed at 100%)
•At the end of 2021, we had 31.7% of our senior leadership roles held by female colleagues, exceeding our target of 31.0% for the year and on track to achieving our new goal of 35.0% by 2025.
•This has been achieved through a focus on the hiring, retention and career development of female colleagues.
Black employees' representation in leadership roles (assessed at 100%)
•The number of Black heritage employees in senior leadership increased by 17.5%.
•We are reliant on our colleagues’ choice to self-identify or not, noting that we have made good progress on this ethnicity data with 78.1% of UK colleagues and 95.2% of US colleagues having self-identified. This improvement has enabled a much clearer picture of where to focus attention and we are using it as part of progress check-ins with executives.
Engagement among colleagues identifying as part of an ethnic minority and who identify as having a disability (assessed at 0%)
•At a global level, we have not closed the gap in employee engagement scores between ethnic minority and non-ethnic-minority colleagues, or between colleagues with disabilities versus those who do not have a disability.
•While delivering meaningful change will take time, we are deepening our understanding of where differences arise – in particular looking at how engagement is shaped by the way diverse groups are represented differently across our businesses, geographies and job types.
•We have also introduced an inclusion index to help understand the sentiment of all colleagues, including diverse groups. This includes questions related to a sense of belonging, speak-up, trust, career, fair treatment and self-expression.

Personal objectives for Noel Quinn and Ewen Stevenson
Objectives	Weighting	Assessment	Performance
Noel Quinn •Launch of refreshed purpose and values •Delivery of strategy	10%	87.5%
Launch of refreshed purpose and values
•Our refreshed purpose and values were successfully deployed with strong leadership tone from the Group Chief Executive and Group Executives internally and externally.
•Our employee survey to test awareness and understanding of our new purpose, values and strategy found that 82% of respondents said that HSBC has the right purpose, strategy and values to drive success, and 76% believed that the purpose and values will lead to meaningful changes in how we work. The strategy index is at 72%, two points ahead of the financial services benchmark that has trended downwards.
•The purpose and values have been embedded into our onboarding and induction processes for 26,500 new joiners, our recognition framework and performance management approach.
Delivery of strategy
•We are making progress across the four strategic pillars: Focus on our strengths, digitise at scale, energise for growth and transition to net zero.
•Focus on our strengths:
–In Wealth and Personal Banking, we saw growth of 138% in net new invested assets for Asia wealth. In asset management, our funds under management rose 5% to $630bn. In insurance, the value of new business in Singapore, mainland China, and Hong Kong (including Hang Seng Bank) increased 40% from 2020, to reach $917m.
–In Commercial Banking, we saw strong growth in fee income in 2021, reaching $3.6bn, a growth of 9% compared with 2020. Our customer lending volume increased 3% to $349bn. We made progress on improving SME propositions in our key markets. Since the launch of Kinetic in the UK in 2020 we have reached 24,000 customers at the end of 2021.
–In Global Banking and Markets, we reduced adjusted RWAs by 10% to $236bn at 31 December 2021, driven by saves in our Western franchise, comprising of our Europe and Americas businesses. Overall, Global Banking and Markets revenue reached approximately $15bn, driven by strong performance in Equities, Capital Markets and Advisory, and Securities Services.
–We made progress on restructuring our US business and HSBC Bank plc, our non-ring-fenced bank in Europe and the UK. We announced three key acquisitions in 2021 to further strengthen our wealth franchise in Asia. We entered into an agreement to acquire AXA Singapore, pending regulatory approval, with the intention to merge the business with the operations of our existing HSBC Life Singapore franchise. We agreed to fully acquire L&T Investment Management, the 12th largest mutual fund management company in India. We received regulatory approval to acquire the remaining 50% stake in HSBC Life China, bringing our shareholder ownership to 100% upon completion.
•Digitise at scale: We made good progress on automating our organisation at scale. Our Cloud adoption rate, which is the percentage of our technology services on the private or public Cloud, increased from approximately 20% in 2020 to 27% in 2021. At the end of 2021, 43% of our customers were 'mobile active' users, who are customers that had logged onto a mobile app at least once in the last 30 days. This is an improvement compared with 38% in 2020.
•Energise for growth: We continue to help to energise our colleagues through initiatives that help develop their future skills and learning opportunities, in areas including data, digital and sustainability.
•Transition to net zero: In 2021, we reduced our organisation’s absolute greenhouse gas emissions in our operations to 341,000 CO2 tonnes, a decrease of 50% using 2019 as the baseline. We provided and facilitated $82.6bn of sustainable finance and investment, taking the cumulative amount to $126.7bn since 1 January 2020, as part of our $750bn to $1tn by 2030 ambition.

Ewen Stevenson •Finance on the Cloud deployment •Climate stress test •Resolvability assessment framework attestation •Reduce Global Finance function costs and number of FTEs	20%	84.4%
•The Finance on the Cloud programme entered into the implementation phase in 2021. The RWA and liquidity Cloud migrations from the legacy Platfora solution was completed and the UK Cloud transformation was extended to liquidity. All regulatory obligations in relation to this were met. We also made progress with the global roll-out of the Cloud solution in Hong Kong and the US.
•We significantly developed our climate scenario capabilities, largely driven by the climate biennial exploratory scenario exercise and through developing a framework to incorporate client adaptation plans into climate scenario analysis to address insufficient client data issues. We developed reporting that includes the Group’s carbon reduction metrics, with reporting of high-risk sectors included in the quarterly Group Executive Committee update. We also enhanced disclosures to cover quantitative risk metrics aligned with the climate risk appetite statement.
•We built capabilities to support the resolvability assessment framework and met all regulatory deadlines during 2021 in relation to this.
•The Global Finance function costs were marginally above target due to market pay challenges and the target for full-time equivalent colleagues was largely met.

Single figure of remuneration
(Audited)
The following table shows the single figure of total remuneration of each executive Director for 2021, together with comparative figures.

Single figure of remuneration
	Noel Quinn		Ewen Stevenson
(£000)	2021	2020	2021	2020
Base salary[1]	1,288	1,266	751	738
Fixed pay allowance ('FPA')[1]	1,700	1,700	1,062	950
Cash in lieu of pension	129	127	75	74
Taxable benefits[2]	95	186	3	12
Non-taxable benefits[2]	71	59	42	32
Total fixed	3,283	3,338	1,933	1,806
Annual incentive[3]	1,590	799	978	450
Notional returns[4]	22	17	—	—
Replacement award[5]	—	—	754	1,431
Total variable	1,612	816	1,732	1,881
Total fixed and variable	4,895	4,154	3,665	3,687
1    Executive Directors made the personal decision to donate 100% of their base salary increases for 2021 to charity given the ongoing challenging external environment. Ewen Stevenson also donated his FPA increase for 2021 to charity. Figures shown in the table above are the gross figures before charitable donations.
2    Taxable benefits include the provision of medical insurance, car and tax return assistance (including any associated tax due, where applicable). Non-taxable benefits include the provision of life assurance and other insurance cover.
3    Noel Quinn and Ewen Stevenson both voluntarily waived the cash portion of their 2020 annual incentive. Without this voluntary waiver, the 2020 annual incentive of Noel Quinn and Ewen Stevenson would have been £1,598,000 and £900,000, respectively.
4    The deferred cash awards granted in prior years includes a right to receive notional returns for the period between the grant and vesting date. This is determined by reference to a rate of return specified at the time of grant and paid annually, with the amount disclosed on a paid basis.
5    In 2019 Ewen Stevenson was granted replacement awards to replace unvested awards, which were forfeited as a result of him joining HSBC. The awards, in general, match the performance, vesting and retention periods attached to the awards forfeited. The values included in the table for 2020 relate to his 2017 LTI award granted by the Royal Bank of Scotland Group plc ('RBS'), now renamed as NatWest Group plc ('NatWest'), for performance year 2016, which was determined by applying the performance assessment outcome of 56.25% as disclosed in NatWest's Annual Report and Accounts 2019 (page 91) to the maximum number of shares subject to performance conditions. This resulted in a payout equivalent to 78.09% of NatWest award shares that were forfeited and replaced with HSBC shares. A total of 313,608 shares were granted in respect of his 2017 LTI replacement award at a share price of £6.643. The HSBC share price was £5.845 when the awards ceased to be subject to performance conditions, with no value attributable to share price appreciation. The value included in the table for 2021 relates to Ewen Stevenson's 2018 LTI replacement award granted by NatWest for performance year 2017 and was subject to a pre-vest performance test assessed and disclosed by NatWest in its Annual Report and Accounts 2020 (page 135). As no adjustment was proposed for Ewen Stevenson by NatWest, a total of 177,883 shares granted in respect of his 2018 LTI replacement award ceased to be subject to performance conditions. These awards were granted at a share price of £6.643 and the HSBC share price was £4.240 when the awards ceased to be subject to performance conditions, with no value attributable to share price appreciation.
Benefits
The values of the significant benefits in the single figure table are set out in the following table.[1]

	Noel Quinn
(£000)	2021	2020
Insurance benefit (non-taxable)	67	51
Car and driver (UK and Hong Kong)[2]	87	139
1    The insurance and car benefits for Ewen Stevenson are not included in the above table as they were not deemed significant.
2    The 2021 car and driver benefit was lower than 2020 due to the impact of travel restrictions during the Covid-19 pandemic.
Long-term incentive awards
(Audited)
Long-term incentive in respect of 2021
After taking into account performance for 2021, the Committee decided to grant Noel Quinn and Ewen Stevenson LTI awards of £4,131,000 and £2,410,000, respectively.
The 2021 LTI awards will have a three-year performance period starting 1 January 2022. During this period, performance will be assessed based on four equally weighted measures: two financial measures to incentivise value creation for our shareholders; a measure linked to our climate ambitions; and a measure for relative total shareholder return ('TSR'). This is consistent with the measures used for our last LTI award.
RoTE is a key measure of our financial performance and how we generate returns that deliver value for our shareholders. The target range for this measure is aligned with our medium-term objective of achieving a RoTE of 10% or more.
Capital reallocation to Asia remains one of the key levers of our strategy and business transformation plan. This measure will be assessed based on the share of Group tangible equity allocated to
Asia at the end of the performance period. The target range for this measure is aligned with our long-term strategic plan.
The transition to net zero scorecard measures are aligned to our strategic priority of bringing carbon emissions in our own operations to net zero by 2030 and supporting our customers in the transition to a more sustainable future, by providing and facilitating $750bn to $1tn of sustainable finance and investment over the same time period. Targets are linked to this climate ambition and performance will be assessed based on the reduction in our carbon footprint and the financing we provide to our clients in their net zero transition.
Relative TSR rewards executive Directors based on comparison of the TSR performance of the Group and a relevant peer group. No changes were made to the peer group for this LTI award. The Committee will review the TSR peer group for future LTI awards to ensure the peer group remains appropriate, taking into account the progress in the execution of our strategic shifts in our geographical and business mix, notably future growth investment in Asia and wealth business.
The LTI continues to be subject to a risk and compliance modifier, which gives the Committee the discretion to adjust down the overall outcome to ensure that the Group operates soundly when achieving its financial targets. For this purpose, the Committee will receive information including any risk metrics outside of tolerance for a significant period of time and any risk management failures that have resulted in significant customer detriment, reputational damage and/or regulatory censure.
The RoTE and capital reallocation to Asia measures are also subject to a CET1 underpin. If the CET1 ratio at the end of the performance period is below the CET1 risk tolerance level set in the risk appetite statement, then the assessment for these measures will be reduced to nil.
As the awards are not entitled to dividend equivalents in
accordance with regulatory requirements, the number of shares to be awarded will be adjusted to reflect the expected dividend yield of the shares over the vesting period.
To the extent performance conditions are satisfied at the end of the three-year performance period, the awards will vest in five equal annual instalments commencing from around the third anniversary of the grant date. On vesting, shares equivalent to the net number of shares that have vested (after those sold to cover any income tax and social security payable) will be held for a retention period of up to one year, or such period as required by regulators.

Performance conditions for LTI awards in respect of 2021 (performance period 1 January 2022 to 31 December 2024)
Measures[1]		Minimum (25% payout)	Target (50% payout)	Maximum (100% payout)	Weighting %
RoTE (with CET1 underpin)[2]		8.0%	9.5%	11.0%	25.0
Capital reallocation to Asia (with CET1 underpin)[3]		46.0%	48.0%	50.0%	25.0
Transition to net zero[4]	Carbon reduction	52.0%	56.0%	60.0%	25.0
	Sustainable finance and investment	$285.0bn	$340.0bn	$370.0bn
Relative TSR[5]		At the median of the peer group	Straight-line vesting between minimum and maximum	At the upper quartile of the peer group	25.0
1Awards will vest on a straight-line basis for performance between the minimum, target and maximum levels of performance set in this table.
2To be assessed based on RoTE at the end of the performance period. This metric will be subject to the CET1 underpin outlined above.
3    To be assessed based on share of Group tangible equity (on a constant currency basis and excluding associates) allocated to Asia by 31 December 2024. This metric will be subject to the CET1 underpin outlined above.
4    Carbon reduction will be measured based on percentage reduction in total energy and travel emissions achieved by 31 December 2024 using 2019 as the baseline. The sustainable finance and investment metric will assess cumulative financing provided over the period commencing on
1 January 2020 and ending on 31 December 2024.
5    The peer group for the 2021 award is: Bank of America, Barclays, BNP Paribas, Citigroup, Credit Suisse Group, DBS Group Holdings, Deutsche Bank, J.P. Morgan Chase & Co., Lloyds Banking Group, Morgan Stanley, Standard Chartered and UBS Group.
2018 long-term incentive performance
The 2018 LTI award was granted to John Flint (former Group Chief Executive) and Marc Moses (former Group Chief Risk Officer).
Based on the scorecard outcome, 78,071 shares will vest for John Flint and 54,932 shares will vest for Marc Moses (determined by pro-rating their awards for time in employment during the performance period of 1 January 2019 to 31 December 2021). The awards will vest in five equal annual instalments commencing in March 2022. Using the average daily closing share prices over the three months to 31 December 2021 of £4.339 the value of awards to vest to John Flint and Marc Moses is £338,750 and £238,350, respectively.

Assessment of the LTI award in respect of 2018 (performance period 1 January 2019 to 31 December 2021)
Measures (with weighting)	Minimum (25% payout)	Target (50% payout)	Maximum (100% payout)	Actual	Assessment	Outcome
Average RoTE (with CET1 underpin) (75%)	10.0%	11.0%	12.0%	6.6%	0.0%	0.00%
Employer advocacy[1] (12.5%)	65%	70%	75%	70%	50.0%	6.25%
Environmental, social and governance rank[2] (12.5%)	At median of the peer group	Straight-line vesting between minimum and maximum	At upper quartile of peer group	Above upper quartile	100.0%	12.50%
Total[3]						18.75%
1    Assessed based on results of the 2021 employee Snapshot survey question: 'I would recommend this company as a great place to work'.
2    Based on Sustainalytics ratings. Peer group for this measure included Bank of America, Barclays, BNP Paribas, Citigroup, Credit Suisse Group, Deutsche Bank, DBS Group Holdings, J.P. Morgan Chase & Co., Lloyds Banking Group, Standard Chartered, UBS Group, ICBC, Itau and Santander.
3    The award was subject to a risk and compliance underpin which gives the Committee the discretion to adjust down the overall scorecard outcome, taking into account performance against risk and compliance factors during the performance period for the award. Taking into account inputs received from Group Risk and Compliance and the Group Risk Committee, the Committee considered the application of the risk and compliance underpin was not required.
Scheme interests awarded during 2021
(Audited)
The table below sets out the scheme interests granted to executive Directors during 2021 in respect of performance year 2020, as disclosed in the 2020 Directors’ remuneration report. No non-executive Directors received scheme interests during the financial year.

Scheme awards in 2021
(Audited)
	Type of interest awarded	Basis on which award made	Date of award	Face value awarded[1] £000	Percentage receivable for minimum performance	Number of shares awarded	End of performance period
Ewen Stevenson	LTI deferred shares[2]	% of salary[2]	1 March 2021	2,716	25	637,197	31 December 2023
Noel Quinn	LTI deferred shares[2]	% of salary[2]	1 March 2021	4,767	25	1,118,554	31 December 2023
1The face value of the award has been computed using HSBC's closing share price of £4.262 taken on 26 February 2021. LTI awards are subject to a three-year forward-looking performance period and vest in five equal annual instalments, between the third and seventh anniversary of the award date, subject to performance achieved. On vesting, awards will be subject to a one-year retention period. Awards are subject to malus during the vesting period and clawback for a maximum period of 10 years from the date of the award.
2    In line with regulatory requirements, scheme interests awarded during 2021 were not eligible for dividend equivalents. In accordance with the remuneration policy approved by shareholders at the 2019 AGM, the LTI award was determined at 293% of salary for Noel Quinn and 286% of salary for Ewen Stevenson. The number of shares to be granted was determined by taking HSBC's closing share price of £4.262 taken on 26 February 2021, and applying a discount based on HSBC’s expected dividend yield of 5% per annum for the vesting period (£3.324).
The above table does not include details of shares issued as part of the fixed pay allowance and shares issued as part of the 2020 annual incentive award that vested on grant and were not subject to any further service or performance conditions. Details of the performance measures and targets for the LTI award in respect of 2020 are set out below:

Performance conditions for LTI awards in respect of 2020 (performance period 1 January 2021 to 31 December 2023)
Measures[1]		Minimum (25% payout)	Target (50% payout)	Maximum (100% payout)	Weighting %
RoTE (with CET1 underpin)[2]		8.0%	9.0%	10.0%	25.0
Capital reallocation to Asia (with CET1 underpin)[3]		45.0%	47.0%	50.0%	25.0
Environment and sustainability[4]	Carbon reduction	42.0%	48.0%	51.0%	25.0
	Sustainable finance and investment	$200.0bn	$240.0bn	$260.0bn
Relative TSR[5]		At median of the peer group	Straight-line vesting between minimum and maximum	At upper quartile of peer group	25.0
1Awards will vest on a straight-line basis for performance between the minimum, target and maximum levels of performance set in this table.
2    To be assessed based on RoTE at the end of the performance period. The measure will also be subject to a CET1 underpin. If the CET1 ratio at the end of the performance period is below the CET1 risk tolerance level set in the risk appetite statement, then the assessment for this measure will be reduced to nil.
3    To be assessed based on share of Group tangible equity (on a constant currency basis and excluding associates) allocated to Asia by 31 December 2023. This metric will be measured on an organic basis and will exclude changes in Group tangible equity allocation resulting from acquisitions and disposals (and also part-acquisitions or part-disposals) of businesses and is subject to the CET1 underpin outlined above.
4    Carbon reduction will be measured based on percentage reduction in total energy and travel emissions achieved by 31 December 2023 using 2019 as the baseline. The sustainable finance and investment metric will assess cumulative financing provided over the period commencing on
1 January 2020 and ending on 31 December 2023.
5    The peer group for the 2020 award is: Bank of America, Barclays, BNP Paribas, Citigroup, Credit Suisse Group, DBS Group Holdings, Deutsche Bank, J.P. Morgan Chase & Co., Lloyds Banking Group, Morgan Stanley, Standard Chartered and UBS Group.
Executive Directors’ interests in shares
(Audited)
The shareholdings of executive Directors in 2021, including the shareholdings of their connected persons, at 31 December 2021 (or the date they stepped down from the Board, if earlier) are set out below. The following table shows the comparison of shareholdings with the company shareholding guidelines. There have been no changes in the shareholdings of the executive Directors from 31 December 2021 to the date of this report.
Individuals have five years from their appointment date to build up the recommended levels of shareholding. In line with investor guidance, for executive Directors, unvested shares which are not subject to forward-looking performance conditions (on a net of tax basis) will count towards their shareholding requirement under the new policy proposed for shareholder approval at the 2022 AGM.
The Committee reviews compliance with the shareholding requirement and has full discretion in determining if any unvested shares should be taken into consideration for assessing compliance with this requirement, taking into account shareholder expectations and guidelines. The Committee also has full discretion in determining any penalties for non-compliance.
With regard to post-employment shareholding arrangements,
we believe that our remuneration structure achieves the objective of ensuring there is ongoing alignment of executive Directors' interests with shareholder experience post-cessation of their employment due to the following features of the policy:
•Shares delivered to executive Directors as part of the FPA have a five-year retention period, which continues to apply following a departure of an executive Director.
•Shares delivered as part of an annual incentive award are subject to a one-year retention period, which continues to apply following a departure of an executive Director.
•LTI awards have a seven-year vesting period with a one-year post-vesting retention period, which is not accelerated on departure. The weighted average holding period of an LTI award within HSBC is therefore six years, in excess of the five-year holding period typically implemented by FTSE-listed companies. When an executive Director ceases employment as a good leaver under our policy, any LTI awards granted will continue to be released over a period of up to eight years, subject to the outcome of performance conditions.
HSBC operates an anti-hedging policy under which individuals are not permitted to enter into any personal hedging strategies in relation to HSBC shares subject to a vesting and/or retention period.

Shares
(Audited)
	Shareholding guidelines (% of salary)	Shareholding at 31 Dec 2021[2] (% of salary)	At 31 Dec 2021
				Scheme interests
			Share interests (number of shares)	Share options[3]	Shares awarded subject to deferral[1]
					without performance conditions[4]	with performance conditions[5]
Executive Directors
Noel Quinn[6]	400%	380%	1,131,278	—	481,634	1,118,554
Ewen Stevenson[6]	300%	483%	838,154	—	506,743	1,113,954
1The gross number of shares is disclosed. A portion of these shares will be sold at vesting to cover any income tax and social security that falls due at the time of vesting.
2    The value of the shareholding is calculated using an average of the daily closing share prices in the three months to 31 December 2021 (£4.339).
3    At 31 December 2021, Noel Quinn and Ewen Stevenson did not hold any options under the HSBC Holdings Savings-Related Share Option Plan (UK).
4    The amount for Ewen Stevenson reflects the award granted in May 2019, replacing the 2015 to 2018 LTIs forfeited by the Royal Bank of Scotland Group plc, now renamed as NatWest Group plc ('NatWest'), and is subject to any performance adjustments assessed and disclosed in the relevant NatWest Annual Report and Accounts.
5    LTI awards granted in February 2020 and 2021 are subject to the performance conditions as set out on page 309.
6    All Group Executives and executive Directors are expected to meet their shareholding guidelines within five years of the date of their appointment (Noel Quinn and Ewen Stevenson were appointed on 5 August 2019 and 1 January 2019 respectively). For Group Executives, their shareholding requirement is 250% of salary and unvested shares that are not subject to forward-looking performance conditions (on a net of tax basis) are counted towards their shareholding requirement.
Total pension entitlements
(Audited)
No employees who served as executive Directors during the year have a right to amounts under any HSBC final salary pension scheme for their services as executive Directors or are entitled to additional benefits in the event of early retirement. There is no retirement age set for Directors, but the normal retirement age for colleagues is 65.
Payments to past Directors
(Audited)
Details of the 2018 LTI outcome, in which John Flint (former Group Chief Executive) and Marc Moses (former Group Chief Risk Officer) participated, are outlined on page 308. No payments were made to, or in respect of, former Directors in the year in excess of the minimum threshold of £50,000 set for this purpose.
Payments for loss of office
(Audited)
No payments for loss of office were made to, or in respect of, former or current Directors in the year.
Non-executive Directors
(Audited)
The following table shows the total fees and benefits of non-executive Directors for 2021, together with comparative figures for 2020.

Fees and benefits
(Audited)	Fees[1]		Benefits[2]		Total
(£000)	2021	2020	2021	2020	2021	2020
Henri de Castries[3]	82	202	22	1	104	203
Laura Cha[3,4]	242	587	18	—	260	587
Rachel Duan[5]	67	—	—	—	67	—
Dame Carolyn Fairbairn[6]	80	—	—	—	80	—
James Forese[7]	572	160	—	—	572	160
Steven Guggenheimer[8]	250	134	—	—	250	134
Irene Lee[9]	556	546	—	—	556	546
José Antonio Meade Kuribreña[10]	223	202	—	4	223	206
Heidi Miller[3,11]	251	632	19	7	270	639
Eileen Murray[12]	266	120	—	—	266	120
David Nish[13]	482	480	10	8	492	488
Jackson Tai	350	355	—	12	350	367
Mark Tucker[14]	1,500	1,500	33	52	1,533	1,552
Pauline van der Meer Mohr[15]	291	312	—	2	291	314
Total (£000)	5,212	5,230	102	79	5,314	5,309
Total ($000)	7,169	6,958	140	105	7,309	7,063
1Fees are in line with the Directors' remuneration policy that was approved at the 2019 AGM. Fees include a travel allowance of £4,000 for non-UK based non-executive Directors and for all non-executive Directors effective from 1 June 2019. Given the travel restrictions in place, the Board was unable to travel to attend meetings in person. Therefore, no travel allowance was paid to non-executive Directors during 2021.
2    Benefits include taxable expenses such as accommodation, travel and subsistence relating to attendance at Board and other meetings at HSBC Holdings' registered offices. Amounts disclosed have been grossed up using a tax rate of 45%, where relevant.
3    Retired from the Board on 28 May 2021.
4    Includes fees of £177,000 (2020: £423,800) for her role as non-executive Chair and member of the Nomination Committee of The Hongkong and Shanghai Banking Corporation Limited.
5    Appointed to the Board and as a member of the Group Remuneration Committee and Nomination & Corporate Governance Committee on 1 September 2021.
6    Appointed to the Board and as a member of the Group Risk Committee, Group Remuneration Committee and Nomination & Corporate Governance Committee on 1 September 2021.
7    Includes fees of £332,000 (2020: £nil) in relation to his role as a non-executive Director of HSBC North America Holdings, Inc. He was appointed as non-executive Chair on 28 May 2021.
8    Appointed as Co-Chair of the Technology Governance Working Group on 1 March 2021.
9    Includes fees of £380,000 (2020: £546,000) in relation to her roles as a Director, Remuneration Committee Chair, Audit Committee member and Risk Committee member of The Hongkong and Shanghai Banking Corporation Limited and in relation to her role as non-executive Chair of Hang Seng Bank Limited.
10     Appointed to the Group Remuneration Committee on 28 May 2021.
11    Includes fees of £169,000 (2020: £431,000) in relation to her role as non-executive Chair of HSBC North America Holdings, Inc.
12    Appointed as Co-Chair of the Technology Governance Working Group on 1 March 2021. Stepped down as a member of the Group Audit Committee on 28 May 2021.
13    Stepped down as a member of Group Remuneration Committee on 23 February 2021.
14 As previously announced in 2020, a part of the fee for 2021 was donated to charity. The fee shown in the single figure of remuneration is the gross fee before charitable donations.
15    Stepped down as a member of the Group Risk Committee on 28 May 2021.

Non-executive Directors’ interests in shares
(Audited)
The shareholdings of persons who were non-executive Directors in 2021, including the shareholdings of their connected persons, at
31 December 2021, or date of cessation as a Director if earlier, are set out below.
Non-executive Directors are expected to meet the shareholding guidelines within five years of the date of their appointment. All non-executive Directors who had been appointed for five years or more at 31 December 2021 met the guidelines.

Shares
	Shareholding guidelines (number of shares)	Share interests (number of shares)
Laura Cha (retired on 28 May 2021)	15,000	16,200
Henri de Castries (retired on 28 May 2021)	15,000	19,251
Rachel Duan (appointed to the Board on 1 Sep 2021)	15,000	—
Dame Carolyn Fairbairn (appointed to the Board on 1 Sep 2021)	15,000	—
James Forese	15,000	115,000
Steven Guggenheimer	15,000	15,000
Irene Lee	15,000	15,000
José Antonio Meade Kuribreña	15,000	15,000
Heidi Miller (retired on 28 May 2021)	15,000	15,700
Eileen Murray	15,000	75,000
David Nish	15,000	50,000
Jackson Tai	15,000	66,515
Mark Tucker	15,000	307,352
Pauline van der Meer Mohr	15,000	15,000